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                                                                    Exhibit 21.1

                         SUBSIDIARIES OF THE REGISTRANTS

Consolidated Communications Illinois Holdings, Inc.                          (Delaware)

   Consolidated Communications, Inc.                                         (Illinois)

   Illinois Consolidated Telephone Company                                   (Illinois)

   Consolidated Communications Market Response, Inc.                         (Illinois)

   Consolidated Communications Public Services, Inc.                         (Illinois)

   Consolidated Communications Operator Services, Inc.                       (Delaware)

   Consolidated Communications Mobile Services, Inc.                         (Delaware)

   Consolidated Communications Business Systems, Inc.                        (Delaware)

   Consolidated Communications Network Services, Inc.                        (Delaware)

Consolidated Communications Texas Holdings, Inc.                             (Delaware)

   Consolidated Communications Acquisition Texas, Inc.                       (Delaware)

   Consolidated Communications Ventures Company                              (Delaware)

   Consolidated Communications Services Company                              (Texas)

   Consolidated Communications Telecom Services of Texas Company             (Texas)

   Fort Bend CIP                                                             (Texas)

   Fort Bend Wireless Company                                                (Texas)

   Telecon, Inc.                                                             (Minnesota)

   Consolidated Communications of Texas Company                              (Texas)

   Consolidated Communications of Fort Bend Company                          (Texas)

   Fort Bend Cellular, Inc.                                                  (Texas)

   Consolidated Communications Telecom Services of Fort Bend Company         (Texas)

   Consolidated Communications Transport Company                             (Texas)

   East Texas Fiber Line Inc.                                                (Texas)

   Fort Bend Fibernet                                                        (Texas)
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